Dreyfus

BASIC Money Market

Fund, Inc.

ANNUAL REPORT February 29, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                            16   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                         Dreyfus BASIC  Money Market Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus BASIC Money Market Fund, Inc., covering the 12-month period from March 1, 1999 through February 29, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio
manager,    Thomas    S.    Riordan.

When the reporting period began, it became apparent that international and domestic economies were growing faster than analysts expected, giving rise to concerns that long-dormant inflationary pressures might re-emerge. Consumers continued to spend heavily, unemployment levels reached new lows and the stock
market    continued    to    climb.

Because unsustainable economic growth may trigger unwanted inflationary pressures, the Federal Reserve Board raised key short-term interest rates four times during the reporting period. In total, the Federal Reserve Board raised short-term interest rates by 1.00 percentage point since late June, 1999. In this environment, yields on money market securities rose.

We  appreciate  your  confidence over the past year, and we look forward to your
continued   participation   in   Dreyfus   BASIC   Money   Market   Fund,  Inc.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

March 23, 2000




DISCUSSION OF FUND PERFORMANCE

Thomas S. Riordan, Portfolio Manager

How did Dreyfus BASIC Money Market Fund, Inc. perform during the period?

For the 12-month reporting period ended February 29, 2000, the fund produced an annualized yield of 4.95%. Taking into account the effect of compounding, the fund's annualized effective yield was 5.06%.(1)

What is the fund's investment approach?

There are many factors we consider when managing the fund. We closely monitor the outlook for economic growth and inflation. We follow overseas developments for any influence they may have on the domestic economy. The posture of the Federal Reserve Board is also a key determinant in our decision as to how best to structure the portfolio at any particular point in time.

Based upon our economic outlook, we actively manage the average maturity of the fund in an effort to take advantage of forecasted changes in interest rates. For example, if we believe that interest rates are likely to fall, we typically will lengthen our average maturity in order to lock in higher prevailing rates. Conversely, in a rising interest-rate environment, we typically will shorten our maturities in order to keep cash available for reinvestment at higher rates in the future.

In terms of investments, the fund is invested in a broad range of high quality, short-term money market instruments. These instruments can include U.S. government securities, short-term bank obligations, U.S. dollar-denominated
foreign   and   domestic  commercial  paper,  repurchase  agreements  and  U.S.
dollar-denominated obligations of foreign governments. Normally, the fund invests at least 25% of its net assets in bank obligations.

What other factors influenced the fund's performance?

The  fund' s  performance was primarily affected by rising interest rates during
the    12-month    reporting    period.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

The performance of the U.S. economy during the first few months of 1999 was much stronger than expected in the wake of 1998's global financial crisis. Gross
Domestic Product (GDP) grew at a rate of 4.3%, yet inflation remained benign. Despite concerns that faster growth might rekindle long-dormant inflationary pressures, the Federal Reserve Board held steady on rates.

In May, a surprisingly large jump in the Consumer Price Index pushed policymakers to adopt a bias towards tightening monetary policy, which caused a shift in market psychology. As a result, market participants began to anticipate
higher    rates.

In late June, the Fed raised short-term rates 25 basis points. At the same time, it announced that it was shifting its bias back to neutral, indicating no intention of further rate increases in the immediate future. As the summer progressed, strong economic growth with rising wages reinforced the Fed's inflation concerns. At its August meeting, the Fed raised the federal funds rate by another 25 basis points, and signaled added resolve by also raising the discount rate.

In the third quarter, GDP growth accelerated to a rapid 4.8%, yet key indicators of employment costs, job creation and inflation remained relatively low. Nonetheless, the Fed implemented a third 25 basis point rate hike in November. The Fed took no action at its December meeting in an apparent attempt to quiet markets concerned with potential Y2K-related disruptions. In addition, the Fed added liquidity to the banking system over year-end, leading to temporary fluctuations of short-term interest rates. Despite this short-lived market volatility, few significant Y2K problems were reported when the new year began.

Concerned by evidence that the economy was gaining momentum, the Fed raised interest rates for a fourth time in early February, for a total rate increase of 100 basis points during the 12-month reporting period. Furthermore, while the Fed maintained an officially neutral bias after its February rate hike, the Fed indicated that its inflation-fighting resolve is undiminished. Accordingly, fixed-income investors widely expected further short-term interest-rate
increases    at    subsequent    Fed    meetings.


What is the fund's current strategy?

In anticipation of rising interest rates, the fund adopted a somewhat defensive strategy. Most significantly, we reduced the fund's average maturity in order to build in a liquidity cushion. Shorter maturities were designed to help the fund benefit from any additional interest-rate increases, as well as to protect the fund from potential volatility.

As of February 29, 2000, the fund's average maturity remained relatively short. However, we are prepared to extend the fund's average maturity if evidence appears that the economy is slowing in response to the Fed's previous moves. By extending the fund' s average maturity when the Fed is near the end of the current series of rate hikes, we expect to be able to lock in prevailing high yields.

In addition, we are carefully monitoring changing supply-and-demand factors. The U.S. Treasury recently announced its intention to reduce the issuance of one-year Treasury bills from a monthly auction schedule to a quarterly schedule. While less supply of one-year Treasury bills may affect the fund's mix of holdings, we currently expect to continue to find opportunities for attractive yields and price stability among money market securities from other issuers.

March 23, 2000

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

February 29, 2000

STATEMENT OF INVESTMENTS

                                                                                              Principal

NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--22.6%                                               Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ABN-AMRO Bank N.V. (Yankee)

   5.94%, 4/24/2000                                                                          25,000,000  (a)          24,997,837

AllFirst Bank

   5.89%, 2/9/2001                                                                           20,000,000  (a)          19,988,689

Commerzbank AG (Yankee)

   5.21%-5.29%, 3/1/2000-5/12/2000                                                           68,000,000               67,994,973

Deutsche Bank AG (Yankee)

   5.95%, 4/10/2000                                                                          40,000,000  (a)          39,998,076

Istituto Bancario San Paolo DiTorino (Yankee)

   5.15%-5.40%, 5/16/2000-5/25/2000                                                          35,000,000               34,996,598

Royal Bank of Canada (Yankee)

   5.94%, 4/27/2000                                                                          45,000,000  (a)          44,996,496

Societe Generale (Yankee)

   5.25%-5.95%, 3/15/2000-12/18/2000                                                         55,000,000  (a)          54,979,751

South Trust Bank N.A.

   5.93%, 3/10/2000                                                                          20,000,000               20,000,000

Toronto Dominion Holdings USA Inc. (Yankee)

   5.81%, 3/31/2000                                                                          75,000,000               75,000,000

Union Bank California

   5.98%, 8/1/2000                                                                           50,000,000               50,000,000

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $432,952,420)                                                                                               432,952,420
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--41.0%
------------------------------------------------------------------------------------------------------------------------------------

Abbey National North America

   5.93%, 4/18/2000                                                                          50,000,000               49,610,667

Akzo Nobel Inc.

   5.97%-5.98%, 3/14/2000-3/21/2000                                                          45,000,000               44,876,361

Atlantis One Funding Corp.

   5.96%-6.07%, 3/24/2000                                                                    35,000,000               34,868,453

BCI Funding Corp.

   6.05%, 5/2/2000                                                                           70,000,000               69,292,339

CBA (Delaware) Finance Inc.

   6.00%-6.24%, 4/6/2000-8/8/2000                                                            65,500,000               64,064,416

Donaldson, Lufkin, & Jenrette Inc.

   6.05%-6.25%, 3/3/2000-4/28/2000                                                           85,000,000               84,601,208

Finova Capital Corp.

   6.01%, 3/14/2000                                                                          20,000,000               19,957,967

General Electric Capital Corp.

   5.94%-6.02%, 3/13/2000-6/16/2000                                                          90,000,000               89,069,525

General Electric Capital Services Inc.

   5.90%, 5/19/2000                                                                          35,000,000               34,559,904


                                                                                              Principal

COMMERCIAL PAPER (CONTINUED)                                                                 Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

General Electric Co.

   5.78%, 3/27/2000                                                                          50,000,000               49,792,361

HSBC USA Inc.

   5.99%, 8/15/2000                                                                          25,000,000               24,335,479

Heller Financial, Inc.

   6.10%, 5/26/2000                                                                          25,000,000               24,642,861

Internationale Nederlanden (U.S.) Funding Corp.

   5.93%, 3/20/2000                                                                          25,000,000               24,923,340

Lehman Brothers Holdings Inc.

   6.20%, 3/8/2000                                                                           70,000,000               69,918,197

Morgan (J.P.) & Co.

   5.61%, 3/13/2000                                                                          50,000,000               49,910,167

Nordbanken N.A. Inc.

   5.91%, 3/17/2000                                                                          10,000,000                9,974,267

Santander Finance (DE) Inc.

   5.94%, 3/22/2000                                                                          41,000,000               40,860,685

TOTAL COMMERCIAL PAPER

   (cost $785,258,197)                                                                                               785,258,197
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE NOTES--18.7%
------------------------------------------------------------------------------------------------------------------------------------

Bear Stearns Companies Inc.

   5.95%-6.13%, 7/5/2000-1/5/2001                                                            59,230,000  (a)          59,237,692

Finova Capital Corp.

   6.14%, 8/15/2000                                                                           8,000,000                7,997,903

GTE Corp.

   6.22%, 6/12/2000                                                                          85,000,000  (a)          84,984,601

Goldman Sachs Group Inc.

   6.13%, 9/11/2000                                                                          30,000,000  (a)          30,000,000

Heller Financial Inc.

   6.01%, 7/7/2000                                                                           25,000,000  (a)          25,014,316

Merrill Lynch & Co. Inc.

   5.91%, 2/28/2001                                                                          80,000,000  (a)          79,992,044

Paine Webber Group Inc.

   6.08%-6.13%, 3/3/2000-4/20/2000                                                           70,000,000  (a)          70,000,000

TOTAL CORPORATE NOTES

   (cost $357,226,556)                                                                                               357,226,556
------------------------------------------------------------------------------------------------------------------------------------

PROMISSORY NOTES--.8%
------------------------------------------------------------------------------------------------------------------------------------

Goldman, Sachs & Co.

  6.16%, 5/1/2000

   (cost $15,000,000)                                                                        15,000,000  (b)          15,000,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

SHORT-TERM BANK NOTES--11.2%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AmSouth Bank

   6.00%, 1/19/2001                                                                          30,000,000  (a)          29,992,312

Bank Austria AG

   5.91%, 12/11/2001                                                                         45,000,000  (a)          44,975,605

Fleet National Bank

   6.01%, 7/13/2001                                                                          50,000,000  (a)          49,991,213

Key Bank N.A.

   5.17%-5.88%, 3/24/2000--7/24/2000                                                         45,000,000  (a)          44,998,609

Old Kent Bank & Trust Co.

   5.97%, 6/2/2000                                                                           25,000,000  (a)          24,996,324

U.S. Bank N.A.

   6.31%,10/2/2000                                                                           20,000,000  (a)          19,943,155

TOTAL SHORT-TERM BANK NOTES

   (cost $214,897,218)                                                                                               214,897,218
------------------------------------------------------------------------------------------------------------------------------------

TIME DEPOSITS--5.1%
------------------------------------------------------------------------------------------------------------------------------------

Chase Manhattan Bank N.A. (London)

   5.87%, 3/1/2000                                                                           75,000,000               75,000,000

HSBC Bank USA (London)

   5.75%, 3/1/2000                                                                           21,459,000               21,459,000

TOTAL TIME DEPOSITS

   (cost $96,459,000)                                                                                                 96,459,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $1,901,793,391)                                                                          99.4%            1,901,793,391

CASH AND RECEIVABLES (NET)                                                                          .6%               11,824,520

NET ASSETS                                                                                       100.0%            1,913,617,911

(A) VARIABLE INTEREST RATE-SUBJECT TO PERIODIC CHANGE.

(B)  THESE NOTES WERE ACQUIRED FOR INVESTMENT, NOT WITH THE INTENT TO DISTRIBUTE
OR SELL. SECURITIES RESTRICTED AS TO PUBLIC RESALE. THIS SECURITY WAS ACQUIRED
ON 11/2/1999 AT A COST OF $15,000,000. AT FEBRUARY 29,2000, THE AGGREGATE VALUE
OF THIS SECURITY IS $15,000,000, REPRESENTING APPROXIMATELY .8% OF NET ASSETS
AND IS VALUED AT AMORTIZED COST.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

February 29, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         1,901,793,391 1,901,793,391

Interest receivable                                                  12,731,194

Prepaid expenses                                                         43,843

                                                                  1,914,568,428
--------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           374,816

Cash overdraft due to Custodian                                         454,450

Accrued expenses                                                        121,251

                                                                        950,517
--------------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,913,617,911
--------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,914,194,066

Accumulated net realized gain (loss) on investments                   (576,155)
--------------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,913,617,911
--------------------------------------------------------------------------------------

SHARES OUTSTANDING

(3 billion shares of $.001 par value Common Stock authorized)     1,914,194,066

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Year Ended February 29, 2000

--------------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                    100,199,694

EXPENSES:

Management fee--Note 2(a)                                            9,232,410

Shareholder servicing costs--Note 2(b)                               1,480,973

Custodian fees                                                         113,996

Prospectus and shareholders' reports                                    61,368

Professional fees                                                       51,641

Registration fees                                                       42,379

Directors' fees and expenses--Note 2(c)                                 29,355

Miscellaneous                                                           23,613

TOTAL EXPENSES                                                      11,035,735

Less--reduction in management fee due to

   undertaking--Note 2(a)                                           (2,714,679)

NET EXPENSES                                                         8,321,056

INVESTMENT INCOME--NET, representing net increase in

   net assets resulting from operations                             91,878,638

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                         Year Ended
                                            ------------------------------------

                                             February 29,         February 28,

                                                     2000                1999
-------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         91,878,638          91,050,300

Net realized gain (loss) from investments              --            (10,215)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   91,878,638          91,040,085
-------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                       (92,344,919)         (90,832,870)
-------------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold               1,964,474,102       1,895,302,928

Dividends reinvested                           87,127,268          85,757,851

Cost of shares redeemed                   (1,975,181,335)      (1,868,574,753)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            76,420,035          112,486,026

TOTAL INCREASE (DECREASE) IN NET ASSETS       75,953,754          112,693,241
-------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of period                         1,837,664,157        1,724,970,916

END OF PERIOD                               1,913,617,911        1,837,664,157

Undistributed investment income-net                 --                 466,281

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                  Fiscal Year Ended February,
                                                           -------------------------------------------------------------------------

                                                            2000             1999           1998            1997            1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        1.00             1.00           1.00            1.00            1.00

Investment Operations:

Investment income--net                                       .050             .051           .053            .051            .058

Distributions:

Dividends from investment income--net                       (.050)           (.051)          (.053)          (.051)         (.058)

Net asset value, end of period                              1.00             1.00            1.00            1.00           1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                            5.10             5.19            5.38            5.19           5.97
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                      .45              .45             .45             .45            .31

Ratio of net investment income

   to average net assets                                    4.98             5.08            5.28            5.08           5.82

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                                .15              .13             .24             .23            .31
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                         1,913,618        1,837,664       1,724,971       1,793,992       2,098,292

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC Money Market Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N. A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $11,698 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $576,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to February 29, 2000. If not applied, $90,000 of the carryover expires in fiscal 2002, $126,000 expires in fiscal 2003, $57,000 expires in fiscal 2004, $209,000 expires in fiscal 2005, $84,000 expires in fiscal 2006 and $10,000 expires in fiscal 2007.

At February 29, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the fund, to the extent that the fund's aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed an annual rate of .45 of 1% of the value of the fund' s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $2,714,679 during the period ended February 29, 2000.

(b) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 29, 2000, the fund was charged $1,030,265 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 29, 2000, the fund was charged $299,686 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 3--Subsequent Event:

At a meeting of the fund's Board of Directors held on February 9, 2000, the Board approved the termination of the fund's Distribution Agreement with Premier Mutual Fund Services, Inc., and approved a new Distribution Agreement with Dreyfus Service Corporation. The new Distribution Agreement with Dreyfus Service Corporation became effective on March 22, 2000.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus BASIC Money Market Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus BASIC Money Market Fund, Inc., including the statement of investments, as of February 29, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 29, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC Money Market Fund, Inc. at February 29, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

April 3, 2000




                                                             The Fund

                                                           For More Information

                        Dreyfus BASIC Money Market Fund, Inc.

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                        Transfer Agent &

                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   123AR002